April 20, 2026

Dear Shareholder:

Invesco regularly conducts a review of its product line to sharpen its offerings to investors. A key goal of this effort is to reduce overlap and enhance efficiency across the product line for the benefit of the Invesco Funds’ shareholders.

In connection with this process, the Invesco Funds’ Board of Trustees (the “Board”) has approved a fund reorganization that will combine two Invesco Funds. Specifically, as described in the attached Information Statement/Prospectus, Invesco Global Real Estate Fund (the “Target Fund”) is proposed to reorganize with and into Invesco Global Real Estate Income Fund (the “Acquiring Fund”, or together with the “Target Fund”, the “Funds”, or each a “Fund”). The reorganization is intended to:

•	combine Funds with similar investment processes and significant overlap in geographic exposures, providing greater opportunity to accelerate growth as a singular offering;

•	reduce net expenses;

•	reduce overlap in the product lineup; and

•	create scale in the resulting Fund.

The Board of the Target Fund and the Acquiring Fund, including its independent trustees, believes that the reorganization in the Information Statement/Prospectus is in the best interest of each Fund.

We urge you to spend a few minutes reviewing the information in the Information Statement/Prospectus. You do not need to take any action regarding your account. Your shares of the Target Fund will automatically be converted, at net asset value, into shares of equal net asset value of the Acquiring Fund on or about June 5, 2026, as discussed in more detail below. Please note that the reorganization is not a taxable event but redeeming or exchanging your shares prior to the reorganization may be a taxable event depending on your individual tax situation. If you have any questions regarding the enclosed Information Statement/Prospectus, please call 1-800-959-4246 or your financial advisor.

Sincerely,

Melanie Ringold
Senior Vice President, Chief Legal Officer and Secretary

Invesco Funds

11 Greenway Plaza

Houston, Texas 77046-1173

1-800-959-4246

INFORMATION STATEMENT/PROSPECTUS

April 20, 2026

Introduction

This Information Statement/Prospectus contains information that shareholders of Invesco Global Real Estate Fund (the “Target Fund”), a series of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Target Trust”), should know about the Agreement and Plan of Reorganization (the “Agreement”) relating to the reorganization (the “Reorganization”) of the Target Fund into Invesco Global Real Estate Income Fund (the “Acquiring Fund”), a series of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Acquiring Trust”). This document is also a prospectus for the Acquiring Fund. The Target Fund and Acquiring Fund together are referred to as the “Funds” and individually as a “Fund.”

The Reorganization contemplates (a) the transfer of all or substantially all of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares of the corresponding class to the shareholders of the Target Fund; and (c) the distribution of shares in complete liquidation of the Target Fund and cancellation of the outstanding shares of the Target Fund. The total value of the Acquiring Fund shares of each class that shareholders will receive in the Reorganization will be the same as the total value of the shares of each class of the Target Fund that shareholders held immediately prior to the Reorganization. The Reorganization is anticipated to be a tax-free transaction, meaning that shareholders should not be required to pay any federal income tax in connection with the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganization.

The Board has approved the Agreement and has determined that the Reorganization is in the best interest of the Target Fund and Acquiring Fund and will not dilute the interests of the existing shareholders of the Target Fund or Acquiring Fund.

Additional information about the Funds is available in the:

•	Prospectuses for the Target Fund and the Acquiring Fund;

•	Annual and semi-annual reports to shareholders and annual and semi-annual financial statements and other information of the Target Fund and the Acquiring Fund; and

•	Statements of Additional Information (“SAIs”) for the Target Fund and the Acquiring Fund.

These documents are on file with the Securities and Exchange Commission (the “SEC”). The current prospectus dated June 27, 2025, as supplemented, of the Target Fund (SEC File No. 033-39519) is incorporated herein by reference and is deemed to be part of this Information Statement/Prospectus. Copies of the current prospectuses dated December  19, 2025 and February 20, 2026, of the Acquiring Fund (SEC File No. 333-36074) accompany this Information Statement/Prospectus and also are incorporated herein by reference and are deemed to be part of this Information Statement/Prospectus. The SAI to this Information Statement/Prospectus, dated April 20, 2026, also is incorporated herein by reference and is deemed to be part of this Information Statement/Prospectus. The Target Fund prospectus, the most recent annual report to shareholders and the most recent semi-annual report to shareholders of the Target Fund have been previously mailed to shareholders and are available on the Target Fund’s website at www.invesco.com/us. The Funds’ audited financial statements for the most recent fiscal year are on file with the SEC and are available on the Funds’ website at www.invesco.com/us.

Copies of all of these documents are available upon request without charge by visiting or writing to the Target Fund, at 11 Greenway Plaza, Houston, Texas 77046-1173, or calling 1-800-959-4246.

You also may view or obtain these documents on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Funds.

i

SYNOPSIS

This Information Statement/Prospectus provides information regarding the Agreement that will have the effect of reorganizing the Target Fund with and into the Acquiring Fund, as detailed in Exhibit A to this Information Statement/Prospectus and summarized below. The Agreement provides for (a) the transfer of all or substantially all of the assets (as defined in the Agreement) and assumption of the liabilities (as defined in the Agreement) of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares of the corresponding class to the shareholders of the Target Fund; and (c) the distribution of shares in complete liquidation of the Target Fund and cancellation of the outstanding shares of the Target Fund (the “Reorganization”).

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Information Statement/Prospectus, in the Agreement, and/or in the prospectuses and SAIs of the Funds. Shareholders should read the entire Information Statement/Prospectus and the prospectus of the Acquiring Fund carefully for more complete information.

Why are Shareholders not being asked to vote on the Reorganization?

Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Trust’s Amended and Restated Agreement and Declaration of Trust permit reorganizations of the Target Fund to occur without seeking a shareholder vote provided that certain conditions are met, including with regard to regulation under the 1940 Act: (1) fundamental investment policies of the target fund (i.e., policies that may not be changed without a shareholder vote under Section 13 of the 1940 Act) are not materially different from those of the acquiring fund; (2) the target fund’s investment advisory agreement is not materially different from the acquiring fund’s investment advisory agreement; (3) the independent trustees of the target fund will comprise a majority of the independent directors of the acquiring fund; and (4) Rule 12b-1 distribution fees authorized to be paid by the acquiring fund are not greater than the Rule 12b-1 distribution fees authorized to be paid by the target fund. Immediately prior to the closing of the Reorganization, the conditions permitting the Reorganization to occur without seeking a shareholder vote will have been met by the Target Fund and the Acquiring Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Why are you sending me this Information Statement/Prospectus?

You are receiving this Information Statement/Prospectus because you own shares in the Target Fund. This Information Statement/Prospectus contains information that shareholders of the Target Fund should know about the Reorganization. This document is also a prospectus for the Acquiring Fund.

What if I do not wish to participate in the Reorganization?

If you do not wish to have your shares of the Target Fund exchanged for shares of the Acquiring Fund as part of the Reorganization, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, you will incur any applicable deferred sales charge and if you hold shares in a taxable account, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Has the Funds’ Board of Trustees approved the Reorganization?

Yes. The Board has carefully reviewed the proposal and unanimously approved the Agreement and the Reorganization.

What are the reasons for the proposed Reorganization?

The Reorganization is designed to allow Invesco Ltd. (“Invesco”), the indirect parent company of Invesco Advisers, Inc., the Funds’ investment adviser (“Invesco Advisers” or the “Adviser”), to put forth its most compelling investment processes and strategies. Invesco continually conducts a comprehensive review of its product line to sharpen its offerings to investors, with key goals of reducing product overlap, reducing advisory fees and/or expenses and enhancing efficiency across the product line. The Reorganization is intended to create a larger combined Fund with a more diversified shareholder base and a larger asset base against which fixed dollar costs may be allocated and potentially create economies of scale to benefit shareholders. The Reorganization combines Funds with similar investment processes and significant overlap in geographic exposures, providing greater opportunity to accelerate growth as a singular offering.

In considering the Reorganization and the Agreement, the Board considered these and other factors in concluding that the Reorganization would be in the best interests of the Funds. The Board’s considerations are described in more detail in the “THE REORGANIZATION — Board Considerations in Approving the Reorganization” section below.

What effect will the Reorganization have on me as a shareholder?

Immediately after the Reorganization, you will hold shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Target Fund that you held immediately prior to the closing of the Reorganization. The principal differences between the Target Fund and the Acquiring Fund are described in this Information Statement/Prospectus. The prospectus of the Acquiring Fund that accompanies this Information Statement/Prospectus contains additional information about the Acquiring Fund that you will hold shares of following the Reorganization.

Combining the assets of the Target Fund and the Acquiring Fund will allow the fixed costs of the Funds to be spread over a larger asset base.

	Invesco Global Real Estate Fund	Invesco Global Real Estate Income Fund
Assets as of September 30, 2025	$121,585,908	$414,718,382

What are the costs of the Reorganization and who is responsible for paying the costs?

The estimated total cost of the Reorganization is $337,000, which represents 0.28% of the net assets of the Target Fund as of September 30, 2025. The total cost will be split between the Adviser and the Target Fund (each bearing 50%). The estimated costs of the Reorganization include legal counsel fees, independent accountant fees and expenses related to the printing and mailing of this Information Statement/Prospectus, but do not include any portfolio transaction costs arising from the Reorganization. These costs are estimates based on currently available information and are subject to change.

The Reorganization will result in the sale of portfolio securities of the Target Fund following the Reorganization. The transaction costs anticipated in connection with the sale of such portfolio securities will be borne by the shareholders of the combined Acquiring Fund (including former Target Fund shareholders who are reorganized into the Acquiring Fund) and are estimated to be approximately $24,000, which is equal to 0.005% of the combined Acquiring Fund’s net asset value as of September 30, 2025 on a pro forma basis. For additional information on portfolio transaction costs arising from the Reorganization, please see “ADDITIONAL INFORMATION ABOUT THE FUNDS — Repositioning Costs” below.

How do the Funds’ investment objectives, principal investment strategies and risks compare?

The Acquiring Fund’s investment objective is current income and, secondarily, capital appreciation. The Target Fund’s investment objective is total return through growth of capital and current income. The Acquiring Fund therefore may place a greater emphasis on seeking income as an investment objective than the Target Fund. The investment objective of both Funds is classified as non-fundamental, which means that it can be changed by the Board without shareholder approval, although there is no present intention to do so.

The Acquiring Fund and the Target Fund have similar principal investment strategies.

Both the Acquiring Fund and the Target Fund invest, under normal circumstances, at least 80% of their net assets in securities of real estate and real estate-related issuers, and in derivatives and other instruments that have economic characteristics similar to such securities.

Both Funds primarily invest in real estate investment trusts (“REITs”) and equity securities (including common and preferred stock, and convertible securities) of domestic and foreign issuers. Although each Fund has the ability to invest in debt securities of domestic and foreign issuers, the Acquiring Fund has historically done so to a greater degree than the Target Fund.

Both Funds have a global mandate, investing in at least three countries, including the U.S. Each Fund may invest up to 20% of its net assets in securities of issuers located in emerging market countries, i.e., those that are generally in the early stages of their industrial cycles. Both the Target Fund and Acquiring Fund may invest in derivative instruments.

As a result, the risks of owning shares of the Acquiring Fund are similar to the risks of owning shares of the Target Fund. The principal risks of the Target Fund and the Acquiring Fund are similar except that the Acquiring Fund is subject to the following risks, which are not disclosed by the Target Fund: Depositary Receipts Risk, Rule 144A Securities and Other Exempt Securities Risk, Changing Fixed Income Market Conditions Risk, and Valuation Risk. Further, the Target Fund is subject to Short Position Risk, which is not disclosed by the Acquiring Fund.

The section below titled “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Investment Objectives, Principal Investment Strategies, Principal Investments and Principal Risks” compares the principal investment strategies and risks of the Target Fund and Acquiring Fund and highlights certain key differences.

How do the Funds’ expenses compare?

The tables below provide a summary comparison of the expenses of the Target Fund and the Acquiring Fund, as well as estimated expenses on a pro forma basis giving effect to the proposed Reorganization. The pro forma expense ratios show projected estimated expenses, assuming the Reorganization is completed, but actual expenses may be greater or less than those shown. It is anticipated that Target Fund shareholders will experience a decrease in total fees and expenses as a result of the Reorganization before and after the application of any fee waiver and/or expense reimbursement. For accounting and financial information purposes, the Acquiring Fund will be the accounting survivor of the Reorganization.

Expense Tables and Expense Examples

Class A Shares

	Actual		Pro forma*
	Invesco Global Real Estate Fund (Target Fund) – Class A as of 8/31/25	Invesco Global Real Estate Income Fund (Acquiring Fund) – Class A as of 8/31/25	Invesco Global Real Estate Income Fund (Acquiring Fund) – Class A after Transaction with Invesco Global Real Estate Fund (Target Fund) as of 8/31/25
Shareholder Fees (paid directly from your investment)†
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None (1)	None (1)	None (1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.74%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.44%	0.26%	0.27%
Total Annual Fund Operating Expenses	1.44%	1.26%	1.26%

Class C Shares

	Actual		Pro forma*
	Invesco Global Real Estate Fund (Target Fund) – Class C as of 8/31/25	Invesco Global Real Estate Income Fund (Acquiring Fund) – Class C as of 8/31/25	Invesco Global Real Estate Income Fund (Acquiring Fund) – Class C after Transaction with Invesco Global Real Estate Fund (Target Fund) as of 8/31/25
Shareholder Fees (paid directly from your investment)†
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.74%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.44%	0.26%	0.27%
Total Annual Fund Operating Expenses	2.19%	2.01%	2.01%

Class R Shares

	Actual			Pro forma*
	Invesco Global Real Estate Fund (Target Fund) – Class R as of 8/31/25	Invesco Global Real Estate Income Fund (Acquiring Fund) – Class R** as of 02/20/26		Invesco Global Real Estate Income Fund (Acquiring Fund) – Class R** after Transaction with Invesco Global Real Estate Fund (Target Fund) as of 8/31/25
Shareholder Fees (paid directly from your investment)†
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%		0.74%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%		0.50%
Other Expenses	0.44%	0.26	%(2)	0.27	%(2)
Total Annual Fund Operating Expenses	1.69%	1.51%		1.51%

Class Y Shares

	Actual		Pro forma*
	Invesco Global Real Estate Fund (Target Fund) – Class Y as of 8/31/25	Invesco Global Real Estate Income Fund (Acquiring Fund) – Class Y as of 8/31/25	Invesco Global Real Estate Income Fund (Acquiring Fund) – Class Y after Transaction with Invesco Global Real Estate Fund (Target Fund) as of 8/31/25
Shareholder Fees (paid directly from your investment)†
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.74%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.44%	0.26%	0.27%
Total Annual Fund Operating Expenses	1.19%	1.01%	1.01%

Class R5 Shares

	Actual		Pro forma*
	Invesco Global Real Estate Fund (Target Fund) – Class R5 as of 8/31/25	Invesco Global Real Estate Income Fund (Acquiring Fund) – Class R5 as of 8/31/25	Invesco Global Real Estate Income Fund (Acquiring Fund) – Class R5 after Transaction with Invesco Global Real Estate Fund (Target Fund) as of 8/31/25
Shareholder Fees (paid directly from your investment)†
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.74%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.26%	0.16%	0.14%
Total Annual Fund Operating Expenses	1.01%	0.91%	0.88%

Class R6 Shares

	Actual		Pro forma*
	Invesco Global Real Estate Fund (Target Fund) – Class R6 as of 8/31/25	Invesco Global Real Estate Income Fund (Acquiring Fund) – Class R6 as of 8/31/25	Invesco Global Real Estate Income Fund (Acquiring Fund) – Class R6 after Transaction with Invesco Global Real Estate Fund (Target Fund) as of 8/31/25
Shareholder Fees (paid directly from your investment)†
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.74%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.21%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.96%	0.84%	0.83%

Footnotes to Fee Table:

†

Details regarding sales charges imposed on purchases and contingent deferred sales charges (“CDSCs”) can be found in the “ADDITIONAL INFORMATION ABOUT THE FUNDS – Comparison of Share Classes and Distribution Arrangements” section of this Information Statement/Prospectus. Class C shares are subject to a CDSC. If you redeem your shares during the first year since your purchase has been made you will be assessed a 1% CDSC, unless you qualify for certain CDSC exceptions described in the accompanying prospectuses.

*

There is no guarantee that actual expenses will be the same as those shown in the table. Pro forma numbers are estimated as if the Reorganization had been completed as of September 1, 2025 and the Acquiring Fund experienced a year of combined operations as of August 31, 2025. The pro forma numbers may be lower than current fees as a result of the higher combined net assets of the Acquiring Fund following the Reorganization. Invesco Advisers and the Target Fund will each bear 50% of the estimated Reorganization costs, which are not reflected in the tables above. For more information on the costs of the Reorganization, see “THE REORGANIZATION — Costs of the Reorganization” below.

**	Shares will be issued only upon the closing of the Reorganization.

(1)	A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs)” in each Fund’s prospectus for more information.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Examples

These Examples are intended to help you compare the costs of investing in different classes of the Target Fund and the Acquiring Fund with the cost of investing in other mutual funds. Pro forma combined costs of investing in different classes of the Acquiring Fund after giving effect to the Reorganization of the Target Fund into the Acquiring Fund are also provided. All costs are based upon the information set forth in the Expense Tables above.

These Examples assume that you invest $10,000 for the time periods indicated and show the expenses that you would pay if you redeem all of your shares at the end of those time periods, and the expenses you would pay if you did not redeem your shares. These Examples do not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y and Class R6 shares. These Examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

Invesco Global Real Estate Fund (Target Fund)	1 Year	3 Years	5 Years	10 Years
Class A	$689	$980	$1,294	$2,179
Class C	$322	$685	$1,175	$2,334
Class R	$172	$533	$918	$1,998
Class Y	$121	$378	$654	$1,443
Class R5	$103	$322	$558	$1,236
Class R6	$98	$306	$531	$1,178

Invesco Global Real Estate Fund (Target Fund) (if you did not redeem your shares)	1 Year	3 Years	5 Years	10 Years
Class A	$689	$980	$1,294	$2,179
Class C	$222	$685	$1,175	$2,334
Class R	$172	$533	$918	$1,998
Class Y	$121	$378	$654	$1,443
Class R5	$103	$322	$558	$1,236
Class R6	$98	$306	$531	$1,178

Invesco Global Real Estate Income Fund (Acquiring Fund)	1 Year	3 Years	5 Years	10 Years
Class A	$671	$928	$1,204	$1,989
Class C	$304	$630	$1,083	$2,144
Class R**	$154	$477	$824	$1,802
Class Y	$103	$322	$558	$1,236
Class R5	$93	$290	$504	$1,120
Class R6	$86	$268	$466	$1,037

Invesco Global Real Estate Income Fund (Acquiring Fund) (if you did not redeem your shares)	1 Year	3 Years	5 Years	10 Years
Class A	$671	$928	$1,204	$1,989
Class C	$204	$630	$1,083	$2,144
Class R**	$154	$477	$824	$1,802
Class Y	$103	$322	$558	$1,236
Class R5	$93	$290	$504	$1,120
Class R6	$86	$268	$466	$1,037

Pro Forma	1 Year	3 Years	5 Years	10 Years
Class A	$671	$928	$1,204	$1,989
Class C	$304	$630	$1,083	$2,144
Class R	$154	$477	$824	$1,802
Class Y	$103	$322	$558	$1,236
Class R5	$90	$281	$488	$1,084
Class R6	$85	$265	$460	$1,025

Pro Forma (if you did not redeem your shares)	1 Year	3 Years	5 Years	10 Years
Class A	$671	$928	$1,204	$1,989
Class C	$204	$630	$1,083	$2,144
Class R	$154	$477	$824	$1,802
Class Y	$103	$322	$558	$1,236
Class R5	$90	$281	$488	$1,084
Class R6	$85	$265	$460	$1,025

**	Shares will be issued only upon the closing of the Reorganization.

These Examples are not representations of past or future expenses. Each Fund’s actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown. The table and the assumption in the Examples of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the Funds’ projected or actual performance.

For further discussion regarding the Board’s consideration of the fees and expenses of the Funds in approving the Reorganization, see the section titled “THE REORGANIZATION — Board Considerations in Approving the Reorganization” in this Information Statement/Prospectus.

How do the Funds’ portfolio turnover rates compare?

The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Expense Examples, affect each Fund’s performance. The portfolio turnover rates for the Target Fund and Acquiring Fund, as a percentage of the average value of their respective portfolio assets, were 130% and 105% for the fiscal years ended February 28, 2025 and August 31, 2025, respectively.

How do the performance records of the Funds compare?

The performance history of each Fund for certain periods as of December 31, 2025 is shown below. The returns below may not be indicative of a Fund’s future performance. The table below compares the performance history (before taxes) of the Acquiring Fund’s oldest share class to the performance history of the comparable class of the Target Fund as of December 31, 2025. Other classes of shares that are not presented would have had substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns will differ only to the extent that the classes do not have the same expenses. The prospectuses for the Funds contain additional performance information under the headings “Performance Information” and “Financial Highlights.” Additional performance information and a discussion of performance are also included in each Fund’s most recent annual report to shareholders.

Average Annual Total Returns*
	1 Year	5 Years	10 Years	Since Inception
Invesco Global Real Estate Fund — Class A (inception date: 04/29/2005) Return Before Taxes	1.51%	0.28%	1.57%	3.65%
Invesco Global Real Estate Income Fund — Class A (inception date: 05/31/2002) Return Before Taxes	1.20%	0.88%	2.55%	6.10%

*	The above total return figures reflect the maximum front-end sales charge (load) applicable to Class A shares for that Fund.

How do the management, investment adviser and other service providers of the Funds compare?

Each Fund is overseen by the same Board and officers. In addition, Invesco Advisers, a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as primary investment adviser for each Fund pursuant to each Fund’s respective investment advisory agreement that contains substantially identical terms for each Fund. The contractual advisory fee for Invesco Global Real Estate Income Fund is the same as the contractual advisory fee of Invesco Global Real Estate Fund at all breakpoint levels.

Invesco Global Real Estate Fund and Invesco Global Real Estate Income Fund

•	0.75% of the first $250 million

•	0.74% of the next $250 million

•	0.73% of the next $500 million

•	0.72% of the next $1.5 billion

•	0.71% of the next $2.5 billion

•	0.70% of the next $2.5 billion

•	0.69% of the next $2.5 billion

•	0.68% of the excess over $10 billion

During the fiscal year ended February 28, 2025, Invesco Advisers received compensation of 0.75% of Invesco Global Real Estate Fund’s average daily net assets, after fee waivers and/or expense reimbursements, if any. During the fiscal year ended August 31, 2025, Invesco Advisers received compensation of 0.75% of Invesco Global Real Estate Income Fund’s average daily net assets, after fee waivers and/or expense reimbursements, if any. Such fee waivers and/or reimbursements are not subject to any recoupment by Invesco Advisers.

Invesco Advisers has contractually agreed through at least August 31, 2027, to waive advisory fees payable by Invesco Global Real Estate Fund and Invesco Global Real Estate Income Fund in an amount equal to 100% of the net advisory fee Invesco receives from the affiliated money market funds as a result of each Fund’s investment of uninvested cash in the affiliated money market funds.

Invesco Advisers is located at 1331 Spring Street N.W., Suite 2500 Atlanta, GA 30309. Invesco Advisers has acted as an investment adviser since its organization in 1976. As of December 31, 2025, Invesco Advisers had $768.4 billion under management. Invesco Advisers is an indirect, wholly owned subsidiary of Invesco.

The advisory agreement applicable to the Funds provides that Invesco Advisers may delegate any and all of its rights, duties and obligations to one or more sub-advisers, some of whom may be wholly owned affiliates of Invesco (the “Invesco Sub-Advisers”). Pursuant to a sub-advisory agreement, the Invesco Sub-Advisers may be appointed by Invesco Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to a Fund. These sub-advisers, each of which is an indirect, wholly owned subsidiary of Invesco and a registered investment adviser under the Advisers Act, are:

• Invesco Asset Management (Japan) Limited;	• Invesco Canada Ltd.;

• Invesco Management S.A.;	• Invesco Hong Kong Limited; and

• Invesco Asset Management Limited;	• Invesco Senior Secured Management, Inc.

Invesco Advisers has also entered into a sub-advisory agreement with Invesco Capital Management LLC, a registered investment adviser under the Advisers Act, pursuant to which Invesco Capital Management LLC may be appointed by Invesco Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Target Fund.

Under each sub-advisory agreement, Invesco Advisers pays the Invesco Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Funds as compensation for the provision of investment advisory services. The fee paid to the Invesco Sub-Adviser under the sub-advisory agreement is paid by Invesco Advisers, not by the Funds.

Each Sub-Adviser is located at the address listed below.

Invesco Asset Management (Japan) Limited

Roppongi Hills Mori Tower 14F

P.O. Box 115, 6-10-1 Roppongi

Minato-ku, Tokyo 106-6114 Japan

Invesco Management S.A.

37a Avenue John F. Kennedy

1855 Luxembourg

Invesco Asset Management Ltd.

Perpetual Park Drive

Henley-on-Thames

Oxfordshire RG9 1HH

United Kingdom

Invesco Canada Ltd.

16 York Street

Suite 1200

Toronto, Ontario

M5J 0E6

Invesco Hong Kong Limited

45F Jardine House

1 Connaught Place, Central

Hong Kong P.R.C.

Invesco Senior Secured Management, Inc.

225 Liberty Street

New York, New York 10281 U.S.A.

Invesco Capital Management, LLC

3500 Lacey Road Suite 700

Downers Grove, IL 60515

Other key service providers to the Target Fund, including the administrator, transfer agent, custodian, distributor and auditor, provide the same or substantially the same services to the Acquiring Fund. The Acquiring Fund’s prospectus and SAI describe the services and other arrangements with these service providers.

How do the Funds’ purchase and redemption procedures and exchange policies compare?

The purchase and redemption procedures and exchange policies for each class of the Target Fund are the same as those of the corresponding class of the Acquiring Fund.

How do the Funds’ sales charges and distribution arrangements compare?

The sales charges and sales charge exemptions for each class of the Target Fund are the same as those of the corresponding class of the Acquiring Fund. Both the Target Fund and the Acquiring Fund have adopted distribution and/or service plans pursuant to Rule 12b-1 under the 1940 Act for their Class A, Class C and Class R shares, as applicable. For more information on the sales charges and distribution and shareholder servicing arrangements of the Funds, see the section titled “ADDITIONAL INFORMATION ABOUT THE FUNDS – Comparison of Share Classes and Distribution Arrangements.”

Will the Acquiring Fund have the same portfolio managers as the Target Fund?

The portfolio management team of the Target Fund is the same as that of the Acquiring Fund, except there is an additional portfolio manager on the Acquiring Fund. It is expected that the Acquiring Fund’s portfolio management team will continue to manage the combined Acquiring Fund following the Reorganization. The key individuals that comprise the portfolio management teams for the Acquiring Fund, their titles and length of service, are set forth in the tables below.

•	PingYing Wang, PhD, CFA, Portfolio Manager (Lead), who has been responsible for the Acquiring Fund since 2012 and has been associated with Invesco and/or its affiliates since 1998.

•	Kevin Collins, Portfolio Manager, who has been responsible for the Acquiring Fund since 2024 and has been associated with Invesco and/or its affiliates since 2007.

•	Christopher Faems, CFA, Portfolio Manager, who has been responsible for the Acquiring Fund since 2025 and has been associated with Invesco and/or its affiliates since 2006.

•	Grant Jackson, CFA, Portfolio Manager, who has been responsible for the Acquiring Fund since 2018 and has been associated with Invesco and/or its affiliates since 2005.

The Acquiring Fund prospectus that accompanies this Information Statement/Prospectus provides biographical information about the key individuals that comprise the portfolio management team for the Acquiring Fund.

Will there be any tax consequences resulting from the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes and delivery of a legal opinion to that effect is a condition of closing of the Reorganization, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. Being a tax-free reorganization means that, subject to the limited exceptions described below under the heading “THE REORGANIZATION — Federal Income Tax Considerations,” the shareholders of the Target Fund will not recognize income, gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund. (Notwithstanding the foregoing, shareholders should review the paragraph directly below and the section “THE REORGANIZATION — Federal Income Tax Considerations — Repositioning of the Target Fund’s Portfolio Assets” below for important information on the possible realization of capital gain by the Target Fund and the combined Acquiring Fund.) Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Information Statement/Prospectus relates to the federal income tax consequences of the Reorganization only.

Repositioning of the Target Fund’s Portfolio Assets.

As described in more detail in “THE REORGANIZATION — Federal Income Tax Considerations” below, a portion of the Target Fund’s portfolio assets will be sold after the close of the Reorganization.

The Reorganization will result in the sale of some of the portfolio securities of the Target Fund following the Reorganization. The sale of such securities is likely to result in the realization of capital gains to the Acquiring Fund, estimated to be approximately $937,000 ($0.01 per share or 0.17% of the net asset value of the pro forma combined Acquiring Fund), which, to the extent not offset by any available capital loss carryforwards, would be distributed to shareholders. Transaction costs also may be incurred due to the repositioning of the portfolios. Please see “ADDITIONAL INFORMATION ABOUT THE FUNDS — Repositioning Costs” above for information regarding the anticipated portfolio transaction costs.

When is the Reorganization expected to occur?

It is anticipated that the Reorganization will occur on or about June 5, 2026.

What will happen if the Reorganization does not occur?

If the Reorganization does not otherwise close, the Board will consider what additional action to take, such as possible liquidation of the Target Fund. The Agreement may be terminated, and the Reorganization may be abandoned at any time by mutual agreement of the parties. The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

Where can I find more information about the Funds and the Reorganization?

Additional information about the Funds can be found in their respective prospectuses and SAIs. The remainder of this Information Statement/Prospectus contains additional information about the Reorganization. You are encouraged to read the entire document. If you need any assistance, or have any questions regarding the Reorganization, please call Invesco Client Services at 1-800-959-4246.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Investment Objectives, Principal Investment Strategies, Principal Investments and Principal Risks

The following section compares the investment objectives, principal investment strategies, principal investments and principal risks of the Target Fund with the investment objectives, principal investment strategies, principal investments and principal risks of the Acquiring Fund and highlights any key differences. Following the Reorganization, the Acquiring Fund’s risks apply to shareholders of the combined Fund. The risk/return profile of the Target Fund is similar to the risk/return profile of the Acquiring Fund, with certain differences noted below. For more information see the sections titled “Principal Investment Strategies of the Fund” and “Principal Risks of Investing in the Fund” in each Fund’s prospectus and “Description of the Funds and their Investments and Risks” in each Fund’s SAI. The cover page of this Information Statement/Prospectus describes how you can obtain copies of these documents.

Investment Objectives.

The Acquiring Fund’s investment objective is current income and, secondarily, capital appreciation. The Target Fund’s investment objective is total return through growth of capital and current income. The Acquiring Fund therefore may place a greater emphasis on seeking income as an investment objective than the Target Fund. The investment objective of both Funds is classified as non-fundamental, which means that it can be changed by the Board without shareholder approval, although there is no present intention to do so.

Principal Strategies and Principal Investments.

Each Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of real estate and real estate-related issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. Both Funds concentrate their investments in domestic and foreign real estate and real estate-related companies.

Each Fund invests primarily in real estate investment trusts (“REITs”) and equity securities (including common and preferred stock, and convertible securities) of domestic and foreign issuers. The Target Fund’s common stock investments may also include China A-shares and the Acquiring Fund also may invest in depositary receipts.

Both the Target Fund and Acquiring Fund have a global mandate, investing, under normal circumstances, in a least three countries including the U.S. Under normal circumstances, at least 40%, unless market conditions are not deemed favorable, in which case, at least 30% of the Target Fund’s net assets will provide exposure to investments that are economically tied to countries other than the U.S. The Acquiring Fund is not required to allocate its investments in any set percentages in any particular countries. Both Funds may invest up to 20% of its net assets in securities of issuers located in emerging markets, i.e., those that are generally in the early stages of their industrial cycles.

Each Fund may also invest in debt securities of domestic and foreign issuers (including corporate debt obligations and commercial mortgage-backed securities), although the Acquiring Fund may do so to a more significant degree in pursuit of its investment objective. The Target Fund and the Acquiring Fund may invest up to 10% and 30%, respectively, of its net assets in non-investment grade debt securities (commonly known as “junk bonds”) of real estate and real estate-related issuers.

Both the Target Fund and Acquiring Fund may use derivative instruments including forward foreign currency contracts. Each Fund discloses that it can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Target Fund may engage in short sales of securities.

The portfolio management teams for the Funds use a fundamentals-driven investment process when constructing the Funds’ portfolio, although for the Acquiring Fund, the portfolio managers also make strategic assessments regarding asset allocations across equity and debt. For both Funds, the portfolio managers seek to limit risk through various controls, such as portfolio diversification across property types and geographic areas, and by considering liquidity and position sizes.

Principal Risks.

The table below describes the principal risks that may affect each Fund’s investment portfolio. The risks associated with an investment in a Fund cannot be determined from the table alone; for more information, please see each Fund’s prospectus.

Principal Risks Common to Both the Target Fund and Acquiring Fund	Principal Risk Disclosed By the Acquiring Fund but not the Target Fund	Principal Risks Disclosed By the Target Fund but not the Acquiring Fund
Market Risk	Depositary Receipts Risk	Short Position Risk
Investing in Stocks Risk	Rule 144A Securities and Other Exempt Securities Risk
REIT Risk/Real Estate Risk	Changing Fixed Income Market Conditions Risk
Foreign Investment Risk (or Foreign Securities Risk)	Valuation Risk
Geographic Focus Risk
Small- and Mid-Capitalization Companies Risk
Preferred Securities Risk
Convertible Securities Risk
Emerging Markets Investment Risk
Debt Securities Risk
High Yield Debt Securities (Junk-Bond /Below-Investment Grade) Risk)
Mortgage- and Asset-Backed Securities Risk
Derivatives Risk
Management Risk
Active Trading Risk

The following sets forth a description of each principal risk of the Acquiring Fund that is not a principal risk of the Target Fund.

Depositary Receipts Risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

Rule 144A Securities and Other Exempt Securities Risk. The market for Rule 144A and other securities exempt from certain registration requirements may be less active than the market for publicly-traded securities. Rule 144A and other exempt securities, while initially privately placed, carry the risk that their liquidity may become impaired and the Fund may be unable to dispose of the securities at a desirable time or price.

Changing Fixed Income Market Conditions Risk. Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets, which could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Valuation Risk. The price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available for Fund investments, those investments are fair valued by the Adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

For more information on the risks associated with the Acquiring Fund, see the “Investment Strategies and Risks” section of the Acquiring Fund’s SAI.

Repositioning Costs.

While the Target Fund and the Acquiring Fund have similar investment strategies, portfolio repositioning is anticipated to occur in connection with the Reorganization and is reflective of preferred positioning for the combined Fund under the management of the Acquiring Fund’s portfolio management team and its investment process following the Reorganization. The Reorganization will result in the sale of approximately 23% of the Target Fund’s portfolio securities following the Reorganization. The transaction costs anticipated in connection with the sale of these securities will be borne by the combined Acquiring Fund shareholders (including former Target Fund shareholders who are reorganized into the Acquiring Fund) and are estimated to be approximately $937,000, which is equal to 0.17% of the combined Acquiring Fund’s net asset value as of September 30, 2025 on a pro forma basis. The sale of such portfolio securities is likely to result in the realization of capital gains that, to the extent not offset by capital losses, would be distributed to shareholders. Invesco Advisers anticipates that any such sales of portfolio securities by the Acquiring Fund should be fully offset by available capital loss carryforward of the Acquiring Fund.

Please see “THE REORGANIZATION — Federal Income Tax Considerations –Repositioning of the Target Fund’s Portfolio Assets” below for additional information.

Comparison of Fundamental and Non-Fundamental Investment Restrictions

Each Fund has adopted fundamental investment restrictions concerning, among other things, diversification, issuing senior securities, concentration in particular industries, borrowing and loaning money, underwriting securities of other issuers and investing in real estate and commodities. The Funds’ fundamental investment restrictions are materially the same or will be materially the same immediately prior to, and contingent upon, the closing of the Reorganization. In addition, the Funds’ non-fundamental investment restrictions regarding diversification, borrowing, issuing senior securities, making loans and investing in the securities of a single open-end management investment company with the same fundamental investment objective, policies, and restrictions as the Fund are identical.

The Target Fund and Acquiring Fund have a non-fundamental policy to invest at least 80% of their assets in securities of real estate and real estate-related issuers.

For purposes of the 80% policy of each Fund stated above, “assets” means net assets, plus the amount of any borrowings for investment purposes. Derivatives and other instruments that have economic characteristics similar to the securities in a Fund’s 80% policy described above for a Fund may be counted toward that Fund’s 80% policy.

Fundamental investment restrictions of a Fund cannot be changed without shareholder approval. Non-fundamental investment restrictions of a Fund can be changed by a Fund’s Board.

The Target Fund and the Acquiring Fund may be subject to other investment restrictions that are not identified above. A full description of each of the Target Fund’s and Acquiring Fund’s investment policies and restrictions may be found in its respective SAI.

Comparison of Share Classes and Distribution Arrangements

Shares of each class of the Target Fund will be exchanged for shares of a specific class of the Acquiring Fund. The following sub-sections identify the Acquiring Fund share class that corresponds with each Target Fund share class as well as the different distribution arrangements among the various share classes.

Distribution Arrangements. Invesco Distributors, Inc. (“IDI”), a wholly owned subsidiary of Invesco, is the principal underwriter for the Funds pursuant to written agreements (“Distribution Agreements”). The Distribution Agreements provide that IDI has the exclusive right to distribute shares of the Funds on a continuous basis directly and through authorized financial intermediaries.

Class Structure. The Funds each offer multiple share classes. Each such class offers a distinct structure of sales charges, distribution and/or service fees and reductions and waivers thereto, which are designed to address a variety of shareholder servicing needs. In addition, some share classes have certain eligibility requirements that must be met to invest in that class of shares. The eligibility requirements are the same for each Fund and are described in each Fund’s prospectus.

The share classes offered by the Target Fund and the corresponding share classes of the Acquiring Fund that Target Fund shareholders will receive in connection with the Reorganization are set forth in the chart below.

Target Fund Share Classes	Acquiring Fund Share Classes
Invesco Global Real Estate Fund	Invesco Global Real Estate Income Fund
Class A Class C Class R Class Y Class R5* Class R6	Class A Class C Class R – New Class Y Class R5* Class R6

*	Class R5 shares of the Fund are offered only to grandfathered investors.

Sales Charges. The sales charge schedule (if any) of the share classes of the Target Fund are identical to the sales charge schedule (if any) of the corresponding share classes of the Acquiring Fund. Class A shares are sold with an initial sales charge that ranges from 5.50% to zero depending on the amount of your investment. Class C shares are sold with a contingent deferred sales charge (“CDSC”) that may be imposed when the shares are sold within 12 months after the date of purchase. Class A shares may also be subject to a CDSC on purchases of $1 million or more, where the initial sales charge is waived, if redeemed prior to 18 months after the date of purchase. Each Fund offers reductions and waivers of the initial sales charge and CDSC to certain eligible investors or under certain circumstances, which are substantially the same between the Funds. Class R, Class Y, Class R5 and Class R6 shares are sold without any initial sales charge or CDSC. Each share class except Class Y, Class R5 and Class R6 imposes an asset based sales charge or service fee under one or more plans adopted by the Board, which are described in the following section. The Funds’ prospectuses describe the sales charge schedules and applicable waivers and exemptions of each such share class.

You will not pay an initial sales charge on Acquiring Fund Class A shares that you receive in connection with the Reorganization. In addition, the exchange of Class A shares or Class C shares of the Target Fund for corresponding classes of the Acquiring Fund at the consummation of the Reorganization will not result in the imposition of any CDSC that applies to those share classes. Upon consummation of the Reorganization, former Target Fund shareholders of Class A or Class C shares will be credited for the period of time from their original date of purchase of the Target Fund Class A or Class C shares for purposes of determining the amount of any CDSC that may be due upon subsequent redemption, if any. The Acquiring Fund initial sales charges for Class A shares and CDSC that apply to Class A shares and Class C shares will apply to any Class A or Class C shares of the Acquiring Fund purchased after the Reorganization, unless you are eligible for a reduction or waiver of the initial sales charge or CDSC.

Distribution Fees. The Funds have adopted distribution plans and service plans (together, the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act, with respect to each of their Class A, Class C and Class R shares, as applicable. Class Y, Class R5 and Class R6 shares of the Funds are not subject to the Distribution Plans. Pursuant to the Distribution Plans, each Fund compensates IDI, in connection with the distribution of Fund shares and providing shareholder services up to or in the amounts shown below of the Fund’s average daily net assets attributable to Class A, Class C and Class R. For classes of the Funds indicated below that have Reimbursement Plans, notwithstanding the foregoing limits, IDI may be reimbursed from a Fund only up to the amount it has spent on activities or expenses primarily intended to result in the sale of shares and/or the servicing of shareholders. This limitation may result in a share class of a Fund paying less than the maximum amounts noted above in a particular year. For the classes of the Funds indicated below that have Compensation Plans, regardless of the amount IDI has spent on activities or expenses intended to result in the sale of shares or the servicing of shareholders, the underwriter is compensated at a fixed rate.

Target Fund	12b-1 Fee	12b-1 Plan Type	Acquiring Fund	12b-1 Fee	12b-1 Plan Type
Invesco Global Real Estate Fund			Invesco Global Real Estate Income Fund
CLASS A	0.25%	Compensation	CLASS A	0.25%	Compensation
CLASS C	0.75%	Compensation	CLASS C	0.75%	Compensation
CLASS R	0.50%	Compensation	CLASS R	0.50%	Compensation

The Expense Tables under the “SUMMARY OF KEY INFORMATION – How do the Funds’ expenses compare?” section of this Information Statement/Prospectus describe the fees paid under each Fund’s Distribution Plan for a recent period as well as an estimate of the fees to be paid under the Acquiring Fund’s Distribution Plans following the Reorganization.

Payments to Financial Intermediaries.

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, IDI or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

Comparison of Purchase and Redemption Procedures

The purchase procedures employed by the Target Fund and the Acquiring Fund are substantially the same. Each Fund offers shares through its distributor on a continuous basis. Shares of the Funds may be purchased directly through the transfer agent and through other authorized financial intermediaries.

Investors may purchase both initial and additional shares by mail, wire, telephone or the internet. The Acquiring Fund prospectus enclosed with this Information Statement/Prospectus describes in detail how shareholders can purchase Acquiring Fund shares. For asset or fee-based accounts managed by an investor’s financial adviser, Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs (as defined in a Fund’s prospectus), there is no minimum investment required to purchase Class A, Class C, Class R and Class Y shares. For all other accounts, Class A, Class C, Class R and Class Y shares of the Funds each require a minimum investment of $1,000 ($250 for IRAs and Coverdell Education Savings Accounts), or $50 ($25 for IRAs and Coverdell Education Savings Accounts) if the account participates through a systematic investment program. Class R6 shares of the Funds require a minimum initial investment that ranges from $0 to $1 million, depending on the type of account making the investment. The Acquiring Fund’s prospectus describes the types of accounts to which the minimum initial investment applies. Certain exemptions apply as set forth in the Funds’ prospectuses. The foregoing investment minimums will not apply to shares received in connection with the Reorganization. However, investors may be charged a low balance fee if account balances remain below the required investment minimum for certain periods. See the Funds’ prospectuses for details.

Redemption Fees. The Funds do not charge redemptions fees, however, they charge CDSCs for certain share classes under certain circumstances as described above.

Comparison of Distribution Policies

The Funds generally declare and pay dividends of net investment income, if any, quarterly. The Funds generally distribute long-term and short-term capital gains (net of any available capital loss carryovers), if any, at least annually but may also declare and pay capital gains distributions more than once per year as permitted by law. Each Fund automatically reinvests any dividends from net investment income or capital gains distributions in additional shares of the same class of the Fund, unless otherwise instructed by a shareholder to pay dividends and distributions in cash or that they be invested in shares of another Invesco Fund.

Comparison of Forms of Organization and Securities to be Issued

The Target Fund is a series of the Target Trust; the Acquiring Fund is a series of the Acquiring Trust. Each of the Target Trust and the Acquiring Trust is a Delaware statutory trust, and is governed by its respective governing instruments, including an agreement and declaration of trust, as amended, and bylaws, as amended. There are no material differences between the rights of shareholders under the governing state laws of the Target Fund and the Acquiring Fund. Each share of the Acquiring Fund represents an equal proportionate interest with each other share of the Fund, and each such share is entitled to equal dividend, liquidation, redemption and voting rights, except where class voting is required by the Acquiring Trust’s governing instruments, the Board or applicable law, in which case shareholders of a class will have exclusive voting rights on matters affecting only that class. The assets and liabilities of each Fund are legally separate from the assets and liabilities of any other fund that is a series of the Target Trust and the Acquiring Trust as applicable. More information about the voting, dividend and other rights associated with shares of the Funds can be found in each Fund’s SAI.

At the Closing (defined below), Acquiring Fund shares will be credited to Target Fund shareholders only on a book-entry basis. The Acquiring Fund will not issue certificates representing shares in connection with the exchange of Target Fund shares, irrespective of whether Target Fund shareholders hold their shares in certificated form. At the Closing, all outstanding certificates representing shares of the Target Fund will be cancelled.

Where to Find More Information

For more information with respect to each Fund concerning the following topics, please refer to the following sections of the Funds’ prospectuses: (i) see “Fund Management” for more information about the management of a Fund; (ii) see “Other Information” for more information about a Fund’s policy with respect to dividends and distributions; and (iii) see “Shareholder Account Information” for more information about the pricing, purchase, redemption and repurchase of shares of a Fund, tax consequences to shareholders of various transactions in shares of a Fund and distribution arrangements of a Fund.

THE REORGANIZATION

Summary of Agreement and Plan of Reorganization

The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below. A copy of the Agreement is attached as Exhibit E to this Information Statement/Prospectus.

With respect to the Reorganization, if all closing conditions are satisfied or waived, the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Fund of a number of shares of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of the Target Fund so transferred, all determined and adjusted as provided in the Agreement. The value of your account with the Acquiring Fund immediately after the Reorganization will be the same as the value of your account with the Target Fund immediately prior to the Reorganization.

The class or classes of Acquiring Fund shares that Target Fund shareholders will receive in connection with the Reorganization will depend on the class or classes of Target Fund shares that Target Fund shareholders hold immediately prior to the Reorganization, as described above under “ADDITIONAL INFORMATION ABOUT THE FUNDS — Comparison of Share Classes and Distribution Arrangements.”

The Target Fund and Acquiring Fund will be required to make representations and warranties in the Agreement that are customary in matters such as the Reorganization.

If all of the closing conditions set forth in the Agreement are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or about June 5, 2026 (the “Closing Date”), as of the later of 7:01 p.m. Eastern time or the finalization of the Target Fund’s NAV, unless otherwise agreed by the parties (the “Effective Time”).

As soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be terminated in accordance with its governing documents and applicable law.

If the Reorganization does not otherwise close, the Board will consider what additional action to take, such as possible liquidation of the Target Fund. The Agreement may be terminated, and the Reorganization may be abandoned at any time by mutual agreement of the parties. The Agreement may be amended or modified in a writing signed by the parties to the Agreement.

Board Considerations in Approving the Reorganization

In considering the proposed Reorganization, the Board requested and received from Invesco Advisers written materials containing relevant information about the Funds and the proposed Reorganization, including, among other information, fee and expense information on an actual and pro forma estimated basis, as well as comparative portfolio composition and performance data.

At a Board meeting held on December 8-10, 2025, the Board considered the potential benefits and costs of the Reorganization, if any, to the Target Fund, the Acquiring Fund and their respective shareholders, including estimated transaction costs associated with any repositioning of the Funds’ portfolios. The Board considered that the Target Fund would bear a portion of the Reorganization costs, and also incur estimated transaction costs associated with the sale of non-transferable securities prior to the Reorganization. The Board also considered that the Reorganization will result in the sale of some of the portfolio securities of the Target Fund following the Reorganization. The Board considered the tax consequences associated with such repositioning, as well as the associated transaction costs. The Board reviewed detailed comparative information on the following topics with respect to the Target Fund and Acquiring Fund: (1) investment objectives, strategies, policies, restrictions and principal risks; (2) portfolio management; (3) portfolio composition and estimated transaction costs; (4) absolute and relative investment performance; (5) current and expected expense ratios and expense structures, including contractual investment advisory fees and expense caps; (6) the expected federal income tax consequences to the Funds, including any impact on capital loss carry forwards; and (7) relative asset size and net purchase (redemption) trends. In addition, the Board reviewed and considered information provided at the meeting in response to questions submitted by the Board to management in advance of, and during, the meeting. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

The Board also considered the benefits to the Target Fund shareholders of:

•

combining with a similar fund to create a larger fund with a broader shareholder base, as well as a larger asset base against which fixed dollar costs may be allocated, consistent with Invesco’s overall goals of the Reorganization; and

•

the expected tax-free nature of the Reorganization for the Target Fund and its shareholders for federal income tax purposes, because there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization.

The Board also considered Invesco’s other overall goals of the Reorganization to reduce product overlap and reduce advisory fees and/or expenses and to potentially create economies of scale in larger combined funds to benefit shareholders.

With respect to the proposed Reorganization, the Board further considered that:

•

the investment objectives, principal investment strategies and related risks of the Target Fund and the Acquiring Fund are similar, although there are certain differences including that the Acquiring Fund may invest in debt securities to a greater degree than the Target Fund in pursuit of its investment objective, which has a greater income emphasis than that of the Target Fund. The Board considered the principal differences in the investment strategies. See “ADDITIONAL INFORMATION ABOUT THE FUNDS – Comparison of Investment Objectives, Principal Investment Strategies, Principal Investments and Principal Risks” above

•	repositioning of the Target Fund’s portfolio assets would occur after the Reorganization, as described above;

•	Target Fund shareholders would remain invested in a Fund with the same portfolio management team (with one additional manager), investment strategies, restrictions and securities selection techniques;

•	Target Fund shareholders would benefit from an estimated lower overall total expense ratio on a pro forma basis post-Reorganization;

•	the Acquiring Fund has outperformed the Target Fund for the one-, three-, five- and ten-year periods ended September 30, 2025; and

•

Invesco Advisers’ belief that there are greater growth opportunities for the combined Acquiring Fund positioned as a singular global real estate income investment strategy, creating the potential for improved economies of scale going forward.

Based upon the information received by the Board of each Fund, including the information and considerations described above, the Board concluded that participation in the Reorganization is in the best interests of the Target Fund and the Acquiring Fund, and that the Reorganization would not result in dilution of the interests of the existing shareholders of the Target Fund or the Acquiring Fund. Consequently, the Board approved the Agreement.

Federal Income Tax Considerations

The following is a general summary of the material U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. The principal federal income tax consequences that are expected to result from the Reorganization are as follows:

•	no gain or loss will be recognized by the Target Fund or the shareholders of the Target Fund as a direct result of the Reorganization;

•	no gain or loss will be recognized by the Acquiring Fund as a direct result of the Reorganization;

•	the basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of these assets in the hands of the Target Fund immediately before the Reorganization;

•	the holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund;

•

the aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Target Fund as part of the Reorganization will be the same as the shareholder’s aggregate tax basis of the shares of the Target Fund; and

•

the holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund as part of the Reorganization will include the period that a shareholder held the shares of the Target Fund (provided that such shares of the Target Fund are capital assets in the hands of such shareholder as of the closing).

The Funds have not requested, nor will they request, an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. As a condition to closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the Target Fund and Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Funds upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Reorganization on the Target Fund, Acquiring Fund, or any Target Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on termination or transfer thereof) under a mark-to-market system of accounting. A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Reorganization. See “WHERE TO FIND ADDITIONAL INFORMATION.”

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

Final Dividend or Other Distributions. Prior to the closing of the Reorganization, the Target Fund will be required to distribute substantially all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the Closing Date.

Repositioning of the Target Fund’s Portfolio Assets. It is anticipated that a portion of the Target Fund’s portfolio assets will be sold.

The Reorganization will result in the sale of some of the portfolio securities of the Target Fund following the Reorganization. The sale of such securities is likely to result in the realization of capital gains to the Acquiring Fund, estimated to be approximately $937,000 ($0.01 per share or 0.17% of the net asset value of the pro forma combined Acquiring Fund as of September 30, 2025), which, to the extent not offset by any available capital loss carryforwards, would be distributed to shareholders. Please see “ADDITIONAL INFORMATION ABOUT THE FUNDS – Repositioning Costs” above for information regarding the anticipated portfolio transaction costs.

Taking into account the Target Fund’s net unrealized appreciation or depreciation in portfolio assets on a tax basis and the capital loss position of the Fund as of such date shown in the table below, it is anticipated that the sale of portfolio assets after the closing of the Reorganization may result in capital gain distributions to the combined Acquiring Fund shareholders as indicated.

Target Fund	Estimated % of Target Fund Assets to be Repositioned (as of September 30, 2025)	Estimated $ Value of Target Fund Assets to be Repositioned (in millions)	Estimated Transaction Costs	Transaction Cost as % of Combined Acquiring Fund Net Assets	Anticipated Capital Gain Distribution per share of Combined Acquiring Fund Net Assets(1) (as of September 30, 2025)	Anticipated Capital Gain Distribution as a % of Combined Acquiring Fund Net Assets(1)
Invesco Global Real Estate Fund	23%	$26	$24,000	0.005%	$0.01 per share	0.17%

(1)

The amount of any capital gains that may be realized and distributed to the shareholders will depend upon a variety of factors, including the net unrealized appreciation of the portfolio assets at the time of the repositioning, as well as any capital loss carryforward and related limitations, as further discussed below.

General Limitation on Capital Losses. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the capital loss carryovers, if any, of the Target Fund upon the closing of the Reorganization for federal income tax purposes. Capital losses of the Fund may be carried forward indefinitely to offset future capital gains. The capital loss carryovers of the Target Fund and the Acquiring Fund will be available to offset future gains recognized by the combined Acquiring Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to a combined Acquiring Fund and its shareholders post-closing. First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in the Reorganization on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing Date that is recognized in a taxable year). Second, if a Fund has net unrealized built-in gains at the time of the Reorganization that are realized by the combined Acquiring Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of the Target Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of the Target Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquiring Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year. The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use of the Target Fund’s aggregate capital loss carryovers following the Reorganization are estimated, based on data currently available, to be as follows:

	Invesco Global Real Estate Fund As of September 30, 2025 (in millions)	Invesco Global Real Estate Income Fund As of September 30, 2025 (in millions)
Aggregate Capital Loss Carryover	$10.5		$61.6
Net Unrealized Appreciation/(Depreciation) on a Tax Basis	$11.6		$30.6
Net Assets	$121.6		$414.7
Approximate Annual Limitation for Capital Losses*	$4.5	$	N/A

*

Based on the long-term tax-exempt rate for ownership changes during September 2025 of 3.62%. The actual limitation will equal the aggregate NAV of the smaller of the two funds on the closing date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation is increased by the amount of any built-in gain of such fund, i.e., unrealized appreciation in value of investments of the fund on the closing date that is recognized in a taxable year.

Appreciation in Value of Investments. Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the combined Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have if the Reorganization had not occurred. In addition, if the Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its NAV than the Target Fund, shareholders of the Target Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have had if the Reorganization had not occurred.

Please see the chart below for the unrealized appreciation or depreciation in value of investments as a percentage of NAV for the Reorganization.

Target Fund	Unrealized Appreciation or (Depreciation) as a % of NAV	Acquiring Fund Name	Unrealized Appreciation or (Depreciation) as a % of NAV	Approximate Unrealized Appreciation or (Depreciation) as a % of NAV on a combined basis
Invesco Global Real Estate Fund	9% as of 09/30/25	Invesco Global Real Estate Income Fund	27% as of 09/30/25	25% as of 09/30/25

You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your particular circumstances, as well as the state and local (or foreign) tax consequences, if any, of the Reorganization because this discussion only relates to the U.S. federal income tax consequences.

Costs of the Reorganization

The estimated total cost of the Reorganization is $337,000, which will be split between Invesco Advisers and the Target Fund, each bearing 50%.

The estimated costs of the Reorganization include legal counsel fees, independent accountant fees and expenses related to the printing and mailing of this Information Statement/Prospectus but do not include any portfolio transaction costs arising from the Reorganization. These costs are estimates based on currently available information and are subject to change.

Share Ownership by Large Shareholders, Management and Trustees

A list of the name, address and percent ownership of each person who, as of April 1, 2026, to the knowledge of the Target Fund and Acquiring Fund, owned 5% or more of the outstanding shares of a class of the Target Fund or Acquiring Fund, respectively, can be found at Exhibits C and D.

Information regarding the ownership of shares of the Target Fund and Acquiring Fund by the Trustees and executive officers of the Target Trust and the Acquiring Trust can also be found at Exhibits C and D.

OTHER MATTERS

Capitalization

The following tables, which are unaudited, set forth for the Reorganization, the total net assets, number of shares outstanding and net asset value per share of each class of each Fund. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after it has combined with the Target Fund. The pro forma capitalization column in the table assumes that the Reorganization has taken place. The capitalizations of the Target Fund, Acquiring Fund and their classes are likely to be different on the Closing Date as a result of daily share purchase, redemption and market activity.

As of January 30, 2026	Invesco Global Real Estate Fund	Invesco Global Real Estate Income Fund	Pro Forma Adjustments[2]	Invesco Global Real Estate Income Fund (pro forma)
Net assets (all classes)[1]	$111,137,587	$402,877,648	$(168,500)	$513,846,735
Class A net assets	$50,129,338	$71,899,056	$(76,003)	$121,952,391
Class A shares outstanding	5,290,858	8,469,669	601,771 [3]	14,362,298
Class A net asset value per share	$9.47	$8.49		$8.49
Class C net assets	$2,551,812	$1,310,266	$(3,869)	$3,858,209
Class C shares outstanding	268,701	154,379	31,510 [3]	454,590
Class C net asset value per share	$9.50	$8.49		$8.49
Class R net assets	$24,136,211	$—	$(36,594)	$24,099,617
Class R shares outstanding	2,547,867	—	289,790 [3,4]	2,837,657
Class R net asset value per share	$9.47	$8.49		$8.49
Class Y net assets	$15,845,785	$117,051,780	$(24,025)	$132,873,540
Class Y shares outstanding	1,675,022	13,832,885	195,153 [3]	15,703,060
Class Y net asset value per share	$9.46	$8.46		$8.46
Class R5 net assets	$4,275,622	$1,260,807	$(6,482)	$5,529,947
Class R5 shares outstanding	453,799	149,042	50,729 [3]	653,570
Class R5 net asset value per share	$9.42	$8.46		$8.46
Class R6 net assets	$14,198,819	$211,355,739	$(21,527)	$225,533,031
Class R6 shares outstanding	1,507,690	24,946,496	166,562 [3]	26,620,748
Class R6 net asset value per share	$9.42	$8.47		$8.47

[1]	The Target Fund and the Acquiring Fund currently have Class A, Class C, Class Y, Class R5 and Class R6 shares outstanding. The Target Fund also currently offers Class R shares.

[2]

The Target Fund is expected to incur $337,000 in Reorganization costs and will bear 50% of these costs. Invesco will bear the remaining 50% of the Reorganization costs. The Acquiring Fund is not expected to incur any Reorganization costs. As a result, Net Assets have been adjusted for the Target Fund’s expenses to be incurred in connection with the Reorganization. The Reorganization costs have been allocated among all classes based on relative net assets.

[3]

Shares outstanding have been adjusted for the accumulated change in the number of shares of the Target Fund’s shareholder accounts based on the relative value of the Target Fund’s and the Acquiring Fund’s Net Asset Value Per Share assuming the reorganization would have taken place on January 30, 2026.

[4]

Class R shares of the Acquiring Fund were not offered as of January 30, 2026. Class R shares were added to the Acquiring Fund in connection with the Reorganization. Class R shares of the Acquiring Fund will commence operations at the Net Asset Value Per Share of the Acquiring Fund’s Class A shares. Therefore, the Net Asset Value Per Share shown for Class R shares of the Acquiring Fund in the table above is that of the Acquiring Fund’s Class A shares.

WHERE TO FIND ADDITIONAL INFORMATION

This Information Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements, the exhibits relating thereto and the annual and semi-annual reports and Forms N-CSR filed by the Funds as such documents have been filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number of the registrant of each Fund’s registration statement, which contains the Fund’s prospectus and related SAI, is shown in Exhibit A.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Funds on Form N-14 of which this Information Statement/Prospectus is a part) may be viewed on the EDGAR database on the SEC’s website at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EXHIBIT A

TARGET FUND AND ACQUIRING FUND

Target Fund Registrant	SEC File Numbers	Acquiring Fund Registrant	SEC File Numbers
Invesco Global Real Estate Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	033-39519 811-05686	Invesco Global Real Estate Income Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	033-36074 811-09913
Class A		Class A
Class C		Class C
Class R		Class R
Class Y		Class Y
Class R5[1]		Class R5[1]
Class R6		Class R6

[1]	Class R5 shares of the Fund are offered only to grandfathered investors.

A-1

EXHIBIT B

PROSPECTUSES INCORPORATED BY REFERENCE INTO THE INFORMATION

STATEMENT/PROSPECTUS

TARGET FUND

1.

Prospectus dated June 27, 2025 for AIM Investment Securities Funds (Invesco Investment Securities Funds), with respect to Invesco Global Real Estate Fund (filed via EDGAR on June 26, 2025, SEC Accession No. 0001104659-25-063097).

2.

Supplement dated November 5, 2025 to the Prospectus for AIM Investment Securities Funds (Invesco Investment Securities Funds), with respect to Invesco Global Real Estate Fund (filed via EDGAR on November 5, 2025, SEC Accession No. 0001193125-25-265896).

3.

Supplement dated December 11, 2025 to the Prospectus for AIM Investment Securities Funds (Invesco Investment Securities Funds), with respect to Invesco Global Real Estate Fund (filed via EDGAR on December 11, 2025, SEC Accession No. 0001193125-25-315244).

4.

Supplement dated February 27, 2026 to the Prospectus for AIM Investment Securities Funds (Invesco Investment Securities Funds), with respect to Invesco Global Real Estate Fund (filed via EDGAR on February 27, 2026, SEC Accession No. 0001193125-26-078136).

ACQUIRING FUND

1.

Prospectus dated December 19, 2025 for AIM Counselor Series Trust (Invesco Counselor Series Trust), with respect to Class A, C, Y, R5 and R6 Shares of Invesco Global Real Estate Income Fund (filed via EDGAR on December 18, 2025, SEC Accession No. 0001104659-25-122485).

2.

Prospectus dated February 20, 2026 for AIM Counselor Series Trust (Invesco Counselor Series Trust), with respect to Class R Shares of Invesco Global Real Estate Income Fund (filed via EDGAR on February 20, 2026, SEC Accession No. 0001104659-26-018074).

3.

Supplement dated February 27, 2026 to the Prospectus for AIM Counselor Series Trust (Invesco Counselor Series Trust), with respect to Invesco Global Real Estate Income Fund (filed via EDGAR on February 27, 2026, SEC Accession No. 0001193125-26-078136).

B-1

EXHIBIT C

Ownership of the Target Fund

Significant Holders

Listed below are the name, address and percent ownership of each person who, as of April 1, 2026 to the best knowledge of the Target Trust owned 5% or more of the outstanding shares of each class of the Target Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of the Target Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders. The percentage of the Acquiring Fund that would be owned by the below named shareholders upon consummation of the Reorganization is expected to decline.

Name and Address	Target Fund	Class of Shares	Number of Shares Owned	Percent Owned of Record*
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Invesco Global Real Estate Fund	A	1,303,943.17	25.02%

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KNG OF PRUSSA PA 19406-1212	Invesco Global Real Estate Fund	A	387,801.27	7.44%

INDEPENDENT HEALTH ASSOCIATION INC 511 FARBER LAKES DR WILLIAMSVILLE NY 4221-8272	Invesco Global Real Estate Fund	A	273,468.45	5.24%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	Invesco Global Real Estate Fund	A	265,627.09	5.09%

EMPOWER TRUSTCO LLC FBO PLANPREMIER RTMT PLANS OMNIBUS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Invesco Global Real Estate Fund	C	81,101.05	32.44%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Invesco Global Real Estate Fund	C	28,341.86	11.33%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	Invesco Global Real Estate Fund	C	22,169.82	8.86%

EMPOWER TRUSTCO LLC FBO PLANPREMIER RTMT PLANS OMNIBUS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Invesco Global Real Estate Fund	R	453,146.33	17.83%

Name and Address	Target Fund	Class of Shares	Number of Shares Owned	Percent Owned of Record*

MAUREEN K WOLFSON TTEE EQUITABLE LIFE FOR SEPARATE ACCT 65 ON BEHALF OF VARIOUS 401K EXPEDITOR KEN BUTKA-EQUITABLE 200 PLAZA DR.HM/2 SECAUCUS NJ 07094-3607	Invesco Global Real Estate Fund	R	291,740.06	11.48%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	Invesco Global Real Estate Fund	Y	332,561.06	21.30%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Invesco Global Real Estate Fund	Y	202,170.03	12.95%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Invesco Global Real Estate Fund	Y	149,087.50	9.55%

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	Invesco Global Real Estate Fund	Y	133,064.82	8.52%

UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Invesco Global Real Estate Fund	Y	100,591.40	6.44%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	Invesco Global Real Estate Fund	Y	95,301.35	6.10%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Invesco Global Real Estate Fund	Y	89,977.59	5.76%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	Invesco Global Real Estate Fund	R5	265,830.86	59.76%

TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA ATTN: FUND OPERATIONS 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	Invesco Global Real Estate Fund	R5	59,411.97	13.35%

Name and Address	Target Fund	Class of Shares	Number of Shares Owned	Percent Owned of Record*

COPIC COMPANIES FBO COPIC TRUST SELECTIVE EE RETPLAN ATTN PLAN TRUSTEE 7351 LOWRY BLVD STE 400 DENVER CO 80230-6083	Invesco Global Real Estate Fund	R5	38,363.17	8.62%

MATRIX TRUST COMPANY TRUSTEE FBO EPLAN SVCS GROUP TRUST PO BOX 52129 PHOENIX AZ 85072-2129	Invesco Global Real Estate Fund	R5	22,926.08	5.15%

SEI PRIVATE TRUST COMPANY C/O TRUIST ID 866 ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	Invesco Global Real Estate Fund	R6	549,244.55	37.38%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Invesco Global Real Estate Fund	R6	353,296.05	24.04%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	Invesco Global Real Estate Fund	R6	123,535.67	8.40%

*	The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Security Ownership of Management and Trustees

As of April 1, 2026, to the best of the knowledge of the Target Fund, the executive officers and Trustees of the Target Fund as a group owned less than 1% of each outstanding class of shares of the Target Fund.

EXHIBIT D

Ownership of the Acquiring Fund

Significant Holders

Listed below are the name, address and percent ownership of each person who, as of April 1, 2026 to the best knowledge of the Trust owned 5% or more of the outstanding shares of each class of the Acquiring Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of the Acquiring Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders. The percentage of the Acquiring Fund that would be owned by the below named shareholders upon consummation of the Reorganization is expected to decline.

Name and Address	Target Fund	Class of Shares	Number of Shares Owned	Percent Owned of Record*
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Invesco Global Real Estate Income Fund	A	1,730,190.77	20.83%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-1995	Invesco Global Real Estate Income Fund	A	652,742.33	7.85%

BNY MELLON INVESTMENT SERVICING INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KNG OF PRUSSA PA 19406-1212	Invesco Global Real Estate Income Fund	A	640,984.81	7.71%

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	Invesco Global Real Estate Income Fund	A	520,336.02	6.26%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-000	Invesco Global Real Estate Income Fund	A	469,184.81	5.64%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Invesco Global Real Estate Income Fund	A	458,103.02	5.51%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Invesco Global Real Estate Income Fund	A	421,400.38	5.07%

MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	Invesco Global Real Estate Income Fund	C	24,700.38	16.61%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Invesco Global Real Estate Income Fund	C	22,368.15	15.04%

Name and Address	Target Fund	Class of Shares	Number of Shares Owned	Percent Owned of Record*

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	Invesco Global Real Estate Income Fund	C	20,138.04	13.54%

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Invesco Global Real Estate Income Fund	C	11,459.36	7.70%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Invesco Global Real Estate Income Fund	C	8,290.03	5.57%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Invesco Global Real Estate Income Fund	C	7,769.17	5.22%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Invesco Global Real Estate Income Fund	Y	5,941,817.38	45.81%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	Invesco Global Real Estate Income Fund	Y	1,529,694.73	11.79%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Invesco Global Real Estate Income Fund	Y	1,275,273.07	9.83%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Invesco Global Real Estate Income Fund	Y	1,113,075.44	8.58%

UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Invesco Global Real Estate Income Fund	Y	941,744.07	7.26%

EMPOWER TRUST COMPANY LLC EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Invesco Global Real Estate Income Fund	R5	40,792.13	26.80%

Name and Address	Target Fund	Class of Shares	Number of Shares Owned	Percent Owned of Record*
MATRIX TRUST COMPANY TRUSTEE FBO EPLAN SVCS GROUP TRUST PO BOX 52129 PHOENIX AZ 85072-2129	Invesco Global Real Estate Income Fund	R5	36,355.90	23.88%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	Invesco Global Real Estate Income Fund	R5	28,711.55	18.86%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Invesco Global Real Estate Income Fund	R5	23,845.75	15.66%

FIIOC FBO BREAKAWAY TECHNOLOGIES, INC. 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Invesco Global Real Estate Income Fund	R5	8,756.25	5.75%

NATIONWIDE TRUST CO FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Invesco Global Real Estate Income Fund	R6	5,204,130.72	59.66%

MAC & CO ACCT 746168 MUTUAL FUND OPERATIONS 525 WILLIAM PENN PLACE PO BOX 3198 PITTSBURGH PA 15230-3198	Invesco Global Real Estate Income Fund	R6	2,750,276.29	31.52%

*	The Acquiring Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

Security Ownership of Management and Trustees

To the best of the knowledge of the Acquiring Fund, the ownership of shares of the Acquiring Fund by executive officers and Trustees of the Acquiring Fund beneficially owned as a group constituted less than 1% of each outstanding class of shares of the Acquiring Fund as of April 1, 2026.

EXHIBIT E

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is adopted as of this 9th day of December 2025 by and among (i) AIM Investment Securities Funds (Invesco Investment Securities Funds) (“AIS”), on behalf of its series identified on Exhibit A hereto (the “Target Fund”); (ii) AIM Counselor Series Trust (Invesco Counselor Series Trust) (“ACST”, AIS and ACST, each a “Trust” and together, the “Trusts”), on behalf of its series identified on Exhibit A hereto (the “Acquiring Fund”); and (iii) Invesco Advisers, Inc. (“IAI”).

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities (as each such term is defined in Section 1.1) of the Target Fund in exchange for the corresponding class of shares of the Acquiring Fund identified on Exhibit A of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding class of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

WHEREAS, AIS is an open-end, registered investment company of the management type;

WHEREAS, ACST is an open-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1. Provided that all conditions precedent to the Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (as defined in Section 3.1), and based on the representations and warranties each party provides to the other, the Trusts agree to take the following steps with respect to the Reorganization, the parties to which and classes of shares to be issued in connection with which are set forth in Exhibit A:

(a) The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.1(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund shares determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, and choses in action, copies of all books and records belonging to the Target Fund (including all books and records required to be maintained under the Investment Company Act of 1940, as amended and the rules and regulations promulgated thereunder (the “1940 Act”)), any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing Time, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement on the Closing Date as defined in Section 3.1 (collectively, “Assets”), but excluding any assets set forth in Schedule 1.1(b) (collectively, “Excluded Assets”). For the avoidance of doubt, any Excluded Assets shall remain the property of the Target Fund and the Acquiring Fund shall have no rights thereunder.

(c) The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date, except for the Target Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, the “Liabilities”). If prior to the Closing Date the Trusts identifies a liability that should not be assumed by the Acquiring Fund, such liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Trusts at Closing and attached to this Agreement as Schedule 1.1(c) (the “Excluded Liabilities”). The Assets minus the Liabilities of the Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”

(d) The Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund of the corresponding class received by the Target Fund pursuant to Section 1.1(a), as set forth in Exhibit A, on a pro rata basis within that class, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1(a)) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished, with respect to each class of the Target Fund’s shares, by the transfer of the Acquiring Fund’s shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of the class. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund’s shares owned by the Target Fund Shareholders on the Closing Date in accordance with the Valuation Time in Section 2.1(a). At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e) Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f) Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

(g) Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2.	VALUATION

2.1. With respect to the Reorganization:

(a) The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the Closing Date using the valuation methodologies set forth in the then-current prospectus for the Target Fund and the valuation procedures established by AIS’s board of trustees (“Valuation Time”). On the Closing Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 pm (Eastern time) on the Closing Date, or as soon as practicable thereafter.

(b) The net asset value per share of each class of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of such class of the Acquiring Fund as of the close of business on the Closing Date.

(c) The number of shares of each class of the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) issued in exchange for the Target Fund’s Net Assets shall be determined by dividing the value of the Net Assets of the Target Fund attributable to each class of Target Fund shares by the net asset value per share of the corresponding share class of the Acquiring Fund. All Acquiring Fund shares delivered to the Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d) All computations of value shall be made by the Target Fund’s and the Acquiring Fund’s designated recordkeeping agent using the valuation procedures described in this Section 2.

3.	CLOSING AND CLOSING DATE

3.1. The Reorganization shall close on the date identified on Exhibit A or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 pm Eastern time or the finalization of the Target Fund’s and Acquiring Fund’s net asset value on the Closing Date of the Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree.

3.2. With respect to the Reorganization:

(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred, presented and delivered by the Target Fund as of the Closing Time or as soon as practicable thereafter to the Acquiring Fund by directing that the Target Fund’s custodian (the “Custodian”) transfer and deliver them from the account of the Target Fund (the “Target Account”) to an account of the Acquiring Fund at the Custodian (the “Acquiring Account”) duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct the Custodian to transfer and deliver to the Acquiring Account as of the Closing Date by book entry or other customary established transfer procedures, in accordance with the customary practices of the Custodian and any securities depository in the country or market in which the transaction occurs (as defined in Rule 17f-4 under the 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be transferred from the Target Account to the Acquiring Account by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its Custodian, such as brokers’ confirmation slips.

(b) AIS shall direct the Custodian for the Target Fund to deliver, at the Closing or as soon as practicable thereafter, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary Taxes (as defined below) in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made. At the Closing, or as soon as practicable thereafter, AIS will cause the Custodian to deliver a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

(c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall instruct its transfer agent (the “Target Transfer Agent”) to provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(d) AIS shall direct the Target Transfer Agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e) In the event that on the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of Trusts, or the authorized officers of Trusts, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impossible or impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.	REPRESENTATIONS AND WARRANTIES

4.1. With respect to the Reorganization, AIS, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) AIS is a statutory trust organized under the laws of the State of Delaware, validly existing and in good standing and with power under AIS’s governing documents (including bylaws), as applicable (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder, and the Target Fund is a duly established and designated separate series of AIS;

(b) AIS is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and AIS of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement;

(d) Except as disclosed to ACST, the current prospectus and statement of additional information and current shareholder reports of the Target Fund, and, to the actual knowledge of the Target Fund, each prospectus and statement of additional information and shareholder reports of the Target Fund (including its predecessor fund, if any) used at all times during the three (3) years prior to the date of this Agreement, conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act do not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(f) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, (i) the Target Fund will as of the Closing Time have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, not disclosed and reflected in the value thereof, and (ii) upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to only those restrictions on the full transfer thereof when held by the Acquiring Fund as when they were held by the Target Fund (including, without limitation, such restrictions as might arise under the 1933 Act), free of adverse claims not otherwise disclosed and reflected in the value thereof (including, without limitation, assets that are segregated as margin for the Target Fund’s derivative positions, subject to such segregation and liens that apply to such Assets);

(g) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of AIS’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or AIS is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or AIS is a party or by which it is bound;

(h) Except as set forth on Schedule 4.1(h), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s actual knowledge, threatened against the Target Fund or AIS, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement;

(i) The financial statements of the Target Fund (including its predecessor fund, if any) for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. To the actual knowledge of the Target Fund (including its predecessor fund, if any), such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(k) On the Closing Date, all federal and other material Tax Returns (as defined below) of the Target Fund (including its predecessor fund, if any) required by law to have been filed by such date (taking into account any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s actual knowledge, no such Return is currently under audit and no such audit has been threatened by any federal, state, local or foreign Tax authority; no assessment has been asserted or proposed with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes (other than for Taxes not yet due and payable); no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending (in each case other than waivers as a result of extensions of time to file Tax Returns); and adequate provision has been made in the financial statements of the Target Fund (including its predecessor fund, if any) for all Taxes in respect of all periods ended on or before the date of such financial statements. To the Target Fund’s actual knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Tax Return that the Target Fund is or may be subject to taxation in that jurisdiction. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax or other like assessment or charge (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(l) The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund (including its predecessor fund, if any) has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund (including its predecessor fund, if any) has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund (including its predecessor fund, if any) has paid or made provision for the payment of any tax liability under Sections 852 or 4982 of the Code for any period ended on before the Closing Date. The Target Fund (including its predecessor fund, if any) has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund (including its predecessor fund, if any), with respect to each of its taxable years that has ended prior to the Closing Date during which it has served as a funding vehicle for variable contracts (life insurance or annuity), has satisfied the diversification requirements of Section 817(h) of the Code and will continue to satisfy the requirements of Section 817(h) of the Code for the period beginning on the first day of its current taxable year and ending on the Closing Date. No variable contract holder is or will be taxable on the income and gains of the Target Fund pursuant to the investor control doctrine solely as a result of the manner in which the Target Fund has been managed and its business has been conducted. The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7T(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder. In order to (i) ensure continued qualification of the Target Fund for treatment as a “regulated investment company” for tax purposes and (ii) eliminate any tax liability of the Target Fund arising by reason of undistributed investment company taxable income or net capital gain, the Target Fund~~,~~ will declare on or prior to the Valuation Time on the Closing Date to the shareholders of the Target Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (i) substantially all of its investment company taxable income (determined without regard to any deductions for dividends paid) and substantially all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; (ii) all of its investment company taxable income and net capital gains for its taxable year ended prior to the Closing Date to the extent not otherwise already distributed; and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the Closing Time on the Closing Date;

(m) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by AIS, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales by the Target Fund have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(n) AIS, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the board of trustees of AIS and, subject to the approval of the shareholders of the Target Fund (only with respect to any obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(p) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(q) The Target Fund has no unamortized or unpaid organizational fees or expenses;

(r) The Target Fund has not changed its taxable year end within the most recent 60-month period ending on the last day of the month immediately preceding the Closing Date of the Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

(s) The Target Fund (including the Acquiring Fund as its successor) will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date (including as a result of the transactions contemplated in this Agreement); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date; and

(t) The Target Fund has no actual or potential material liability for any Tax obligation of any taxpayer other than itself. The Target Fund (including its predecessor fund, if any) is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns except as disclosed on Schedule 4.1(t) with respect to certain state Tax Returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the primary purpose of which do not relate to Taxes).

4.2. With respect to the Reorganization, ACST, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is duly organized as a series of ACST, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, each with power under its Governing Documents, to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder;

(b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect;

(c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

(d) The registration statement on Form N-14 (the “N-14 Registration Statement”) and any other prospectus and/or statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Acquiring Fund’s prospectus and statement of additional information;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of ACST’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or ACST is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or ACST is a party or by which it is bound;

(g) Except as set forth on Schedule 4.2(f), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s actual knowledge, threatened against the Acquiring Fund, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement;

(h) The financial statements of the Acquiring Fund (including its predecessor fund, if any) for the Acquiring Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm identified in the Acquiring Fund’s prospectus or statement of additional information included in the Acquiring Fund’s registration statement on Form N-1A. To the actual knowledge of the Acquiring Fund, such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Acquiring Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since the last day of the Acquiring Fund’s (including its predecessor fund, if any) most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(j) On the Closing Date, all material Tax Returns of the Acquiring Fund (including its predecessor fund, if any) required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund’s actual knowledge, no such Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the financial statements of the Acquiring Fund (including its predecessor fund, if any) for all Taxes in respect of all periods ended on or before the date of such financial statements;

(k) The Acquiring Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund (including its predecessor fund, if any) has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and has satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Acquiring Fund (including its predecessor fund, if any), with respect to each of its taxable years that has ended prior to the Closing Date during which it has served as a funding vehicle for variable contracts (life insurance or annuity), has satisfied the diversification requirements of Section 817(h) of the Code and will continue to satisfy the requirements of Section 817(h) of the Code for the period beginning on the first day of its current taxable year and ending on the Closing Date. No variable contract holder is or will be taxable on the income and gains of the Acquiring Fund pursuant to the investor control doctrine solely as a result of the manner in which the Acquiring Fund has been managed and its business has been conducted;

(l) All issued and outstanding Acquiring Fund shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by Acquiring Fund and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(m) ACST, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of trustees of ACST, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Fund;

(o) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;

(p) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

(q) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by IAI or its affiliates.

4.3. With respect to the Reorganization, AIS, on behalf of the Target Fund and ACST, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) For federal income tax purposes, the fair market value of the Acquiring Fund’s shares that each Target Fund Shareholder receives will be approximately equal to the fair market value of the Target Fund shares it actually or constructively surrenders in exchange therefor;

(b) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject; and

(c) No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

5.	COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1. With respect to the Reorganization:

(a) The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its commercially reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects.

(b) AIS will call a meeting of the shareholders of the Target Fund to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to seek to obtain the required shareholder approval of the transactions contemplated herein. In the event that the Target Fund does not achieve a quorum or receives insufficient votes from shareholders to approve the proposal, the meeting may be postponed or adjourned as permitted under AIS’s Governing Documents, applicable law and the N-14 Registration Statement in order to permit further solicitation of proxies, for such period as is mutually agreed upon by the parties.

(c) The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than to the Target Fund’s shareholders in accordance with the terms of this Agreement.

(d) AIS, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Closing Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice President to the best of their actual knowledge and belief, (iii) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “ASC 740-10-25 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.

(e) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(f) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of all shares of the applicable class of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

(g) If reasonably requested by the Acquiring Fund, AIS, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this subsection shall be provided within such timeframes as is mutually agreed by the parties.

(h) The Acquiring Fund and the Target Fund shall each use their commercially reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(i) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation, the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

(j) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(k) AIS, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (i) the federal, state and local income Tax Returns filed by or on behalf of the Target Fund (including its predecessor fund, if any) for the prior three (3) taxable years; and (ii) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (1) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (2) legal or Tax opinions.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1. With respect to the Reorganization, the obligations of AIS, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Fund’s waiver, of the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Acquiring Fund and ACST contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Acquiring Fund shall have delivered to the Target Fund as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement; and

(c) ACST and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ACST and the Acquiring Fund, on or before the Closing Time.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1. With respect to the Reorganization, the obligations of ACST, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Acquiring Fund’s waiver, of the obligations to be performed by the Target Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of AIS and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) If requested by the Acquiring Fund, AIS, on behalf of the Target Fund, shall have delivered to the Acquiring Fund (i) a statement of the Target Fund’s Assets, a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of AIS, (ii) the Target Fund Shareholder Documentation, (iii) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, (iv) the ASC 740-10-25 Workpapers, (v) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and/or (vi) a statement of earnings and profits as provided in Section 5.1(g);

(d) The Target Fund shall have delivered to the Acquiring Fund as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Time;

(e) The Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b) and 3.2(d) of this Agreement, respectively, each duly executed by an authorized officer of the Custodian, an authorized officer of the Target Transfer Agent or the Treasurer of the Target Fund, as applicable;

(f) AIS and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by AIS and the Target Fund, on or before the Closing Time;

(g) The Target Fund shall have declared and paid or cause to be paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) substantially all of its investment company taxable income (determined without regard to any deductions for dividends paid) and substantially all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; (ii) all of its investment company taxable income and net capital gains for its taxable year ended prior to the Closing Date to the extent not otherwise already distributed; and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the Closing Time on the Closing Date;

(h) AIS, on behalf of the Target Fund, shall have duly executed and delivered to the Acquiring Fund such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Custodian and instructions to the Acquiring Fund’s transfer agent as ACST may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor; and

(i) ACST shall have received at the Closing: (i) a certificate of an authorized signatory of the Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; and (ii) a certificate of an authorized signatory from the Custodian for the Acquiring Fund stating that the Assets of the Target Fund have been received.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, each Trust shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. With respect to the Target Fund, this Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of AIS’s Governing Documents, applicable law of the State of Delaware, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2. This Agreement and transactions contemplated herein shall have been approved by the board of trustees of each Trust. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.2.

8.3. On the Closing Date, no action, suit or other proceeding shall be pending or, to each Trust’s actual knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, or the transactions contemplated herein;

8.4. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.5. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best actual knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.6. The Trusts (on behalf of the Target Fund and Acquiring Fund, respectively) shall have received on or before the Closing Date an opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”) in form and substance reasonably acceptable to the Trusts, as to the matters set forth on Schedule 8.6. In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Trusts and others, and the officers of the Trusts shall use their commercially reasonable best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.6 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Acquiring Fund agrees that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Code. Notwithstanding anything herein to the contrary, a Trust may not waive the conditions set forth in this Section 8.6.

9.	EXPENSES

9.1.	IAI and AIS will each bear 50% of the costs associated with the Reorganization.

10.	FINAL TAX RETURNS AND FORMS 1099 OF THE TARGET FUND

10.1. After the Closing Date, except as otherwise agreed to by the parties, AIS shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by AIS with respect to the Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

11.1. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties hereto.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

14.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Section 9.1 hereof, shall bind only the property of the Target Fund or Acquiring Fund as provided in the Governing Documents of each Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Target Fund and Acquiring Fund.

Invesco Advisers, Inc. By: /s/ Glenn Brightman Name: Glenn Brightman Title: Senior Vice President

AIM Investment Securities Funds

(Invesco Investment Securities Funds),

on behalf of its series identified on Exhibit A

hereto

By: /s/ Melanie Ringold

Name: Melanie Ringold

Title:  Senior Vice President, Secretary & Chief Legal Officer

AIM Counselor Series Trust

(Invesco Counselor Series Trust),

on behalf of its series identified on Exhibit A

hereto

By: /s/ Melanie Ringold

Name: Melanie Ringold

Title:  Senior Vice President, Secretary & Chief Legal Officer

EXHIBIT A

CHART OF REORGANIZATION(S)

ACQUIRING FUND (AND SHARE CLASSES)	TARGET FUND (AND TARGET SHARE CLASSES)	CLOSING DATE

Invesco Global Real Estate Income Fund, a series of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Global Real Estate Fund, a series of AIM Investment Securities Funds (Invesco Investment Securities Funds)	June 5, 2026
Class A Shares	Class A Shares
Class C Shares	Class C Shares
Class R Shares	Class R Shares
Class Y Shares	Class Y Shares
Class R5 Shares	Class R5 Shares
Class R6 Shares	Class R6 Shares

Schedule 1.1(b)

Excluded Assets

None

Schedule 1.1(c)

Excluded Liabilities

None

Schedule 4.1(h)

Target Fund Litigation, Administrative Proceedings and Investigations

None

Schedule 4.1(u)

Target Fund Tax Returns

None

Schedule 4.2(f)

Acquiring Fund Litigation, Administrative Proceedings and Investigations

None

Schedule 8.6

Tax Opinions

(i) The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund, as provided for in this Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii) No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

(iv) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of this Agreement) pursuant to Section 361(c)(1) of the Code.

(v) The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi) The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

(vii) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.

(viii) The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix) The holding period of Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x) For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on a Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

EXHIBIT F

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Target Fund’s and Acquiring Fund’s financial performance for the past five fiscal years and are included in the prospectuses of Invesco Global Real Estate Fund (as previously designated, the Target Fund) and Invesco Global Real Estate Income Fund (as previously designated, the Acquiring Fund), which are each incorporated herein by reference. The financial highlights tables below provide additional information for the most recent six-month semi-annual reporting period for the Target Fund, which is unaudited, and the most recent 12-month annual reporting period for the Acquiring Fund, which has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. Please see the Funds’ prospectuses for current financial highlights information with respect to the Funds.

Target Fund – Invesco Global Real Estate Fund

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/25	$9.08	$0.10	$0.20	$0.30	$(0.11)	$—	$—	$(0.11)	$9.27	3.32%	$51,360	1.44	%(d)	1.44	%(d)	2.25	%(d)	46%

Class C
Six months ended 08/31/25	9.10	0.07	0.19	0.26	(0.07)	—	—	(0.07)	9.29	2.92	2,365	2.19	(d)	2.19	(d)	1.50	(d)	46

Class R
Six months ended 08/31/25	9.08	0.09	0.19	0.28	(0.09)	—	—	(0.09)	9.27	3.18	21,482	1.69	(d)	1.69	(d)	2.00	(d)	46

Class Y
Six months ended 08/31/25	9.07	0.11	0.20	0.31	(0.12)	—	—	(0.12)	9.26	3.45	28,468	1.19	(d)	1.19	(d)	2.50	(d)	46

Class R5
Six months ended 08/31/25	9.04	0.12	0.18	0.30	(0.12)	—	—	(0.12)	9.22	3.43	4,399	1.04	(d)	1.04	(d)	2.65	(d)	46

Class R6
Six months ended 08/31/25	9.03	0.12	0.20	0.32	(0.13)	—	—	(0.13)	9.22	3.58	13,923	0.97	(d)	0.97	(d)	2.72	(d)	46

(a)	Calculated using average shares outstanding.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)	Annualized.

F-1

Acquiring Fund – Invesco Global Real Estate Income Fund

Class R shares had not yet commenced operations as of the most recent 12-month annual reporting period.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/25	$8.65	$0.20	$(0.25)	$(0.05)	$(0.27)	$—	$(0.27)	$8.33	(0.50)%	$75,051	1.26%	1.26%	2.44%	105%

Class C
Year ended 08/31/25	8.64	0.14	(0.24)	(0.10)	(0.21)	—	(0.21)	8.33	(1.15)	1,580	2.01	2.01	1.69	105

Class Y
Year ended 08/31/25	8.62	0.22	(0.24)	(0.02)	(0.29)	—	(0.29)	8.31	(0.15)	124,329	1.01	1.01	2.69	105

Class R5
Year ended 08/31/25	8.63	0.23	(0.25)	(0.02)	(0.30)	—	(0.30)	8.31	(0.10)	1,277	0.91	0.91	2.79	105

Class R6
Year ended 08/31/25	8.65	0.23	(0.25)	(0.02)	(0.31)	—	(0.31)	8.32	(0.14)	212,569	0.84	0.84	2.86	105

(a)	Calculated using average shares outstanding.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

F-2

Part B

STATEMENT OF ADDITIONAL INFORMATION

April 20, 2026

to the

Registration Statement on Form N-14 Filed by:

AIM Counselor Series Trust (Invesco Counselor Series Trust)

On behalf of Invesco Invesco Global Real Estate Fund

11 Greenway Plaza

Houston, Texas 77046-1173

1-800-959-4246

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Information Statement/Prospectus dated April 20, 2026 relating specifically to the Agreement and Plan of Reorganization (the “Agreement”) relating to the Funds identified below (the “Information Statement/Prospectus”). Copies of the Information Statement/Prospectus may be obtained at no charge by writing to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078, or by calling 1-800-959-4246. You can also access this information at www.invesco.com/us.

General Information

This Statement of Additional Information relates to (a) the proposed transfer of the assets and assumption of liabilities of the Target Fund identified below (the “Target Fund”) by the Acquiring Fund (the “Acquiring Fund”) in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the corresponding class to the shareholders of the Target Fund; and (c) the distribution of shares in complete liquidation of the Target Fund and the cancellation of the outstanding shares of the Target Fund (the “Reorganization”). Further information is included in the Information Statement/Prospectus and in the documents, listed below, that are incorporated by reference into this SAI.

Target Fund	Acquiring Fund
Invesco Global Real Estate Fund	Invesco Global Real Estate Income Fund

The Target Fund is a series of AIM Investment Securities Funds (Invesco Securities Funds) and the Acquiring Fund is series of AIM Counselor Series Trust (Invesco Counselor Series Trust).

Incorporation of Documents by Reference into the SAI

This SAI incorporates by reference the following documents, which have been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

TARGET FUND

1. Statement of Additional Information dated June 27, 2025 for AIM Investment Securities Funds (Invesco Securities Funds), with respect to Invesco Global Real Estate Fund (“AIS SAI”) (filed via EDGAR on June 26, 2025, Accession No. 0001104659-25-063097).

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2. Supplement dated September 17, 2025 to the AIS SAI (filed via EDGAR on September 17, 2025, Accession No. 0001193125-25-206232).

3. Supplement dated November  5, 2025 to the AIS SAI (filed via EDGAR on November 5, 2025, Accession No. 0001193125-25-265896).

4. Supplement dated December  11, 2025 to the AIS SAI (filed via EDGAR on December 11, 2025, Accession No. 0001193125-25-315244).

5. The unaudited financial statements included in the AIM Investment Securities Funds (Invesco Investment Securities Funds) Form N-CSR for the fiscal period ended August 31, 2025, with respect to Invesco Global Real Estate Fund (filed via EDGAR on November 7, 2025, Accession No. 0001193125-25-271064).

6. The audited financial statements and related report of the independent public accounting firm included in the AIM Investment Securities Funds (Invesco Investment Securities Funds) Form N-CSR for the fiscal year ended February 28, 2025, with respect to Invesco Global Real Estate Fund (filed via EDGAR on May 2, 2025, Accession No. 0001145549-25-028695).

ACQUIRING FUND

1. Statement of Additional Information dated December  19, 2025 for AIM Counselor Series Trust (Invesco Counselor Series Trust), with respect to Class A, C, Y, R5 and R6 shares of Invesco Global Real Estate Income Fund (“ACST SAI”) (filed via EDGAR on December  18, 2025, Accession No. 0001104659-25-122485).

2. Statement of Additional Information dated February 20 ,2026 for AIM Counselor Series Trust (Invesco Counselor Series Trust), with respect to Class R shares of Invesco Global Real Estate Income Fund (filed via EDGAR on February 20, 2026, Accession No. 0001104659-26-018074).

3. The audited financial statements and related report of the independent public accounting firm included in the AIM Counselor Series Trust (Invesco Counselor Series Trust) N-CSR for the fiscal year ended August 31, 2025, with respect to Invesco Global Real Estate Income Fund (filed via EDGAR on November 7, 2025, Accession No.  0001193125-25-271069).

4. The unaudited financial statements included in the AIM Counselor Series Trust (Invesco Counselor Series Trust) N-CSR for the fiscal period ended February 28, 2025, with respect to Invesco Global Real Estate Income Fund (filed via EDGAR on May 2, 2025, Accession No. 0001145549-25-028694).

Supplemental Financial Information

A table showing the fees and expenses of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in “Expense Tables and Expense Examples” in the Information Statement/Prospectus. The Acquiring Fund will be the Accounting Survivor in the Reorganization.

The Reorganization will not result in a material change to the Target Fund’s investment portfolios due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Target Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included.

There are no material differences in the accounting, valuation and tax policies of the Target Fund as compared to those of the Acquiring Fund.

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